UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-22884

The Gabelli Global Small and Mid Cap Value Trust

(Exact name of registrant as specified in charter)

One Corporate Center

Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Global Small and Mid Cap Value Trust

Annual Report — December 31, 2019

(Y)our Portfolio Management Team

Mario J. Gabelli, CFA Chief Investment Officer	Christopher J. Marangi Co-Chief Investment Officer BA, Williams College MBA, Columbia Business School	Kevin V. Dreyer Co-Chief Investment Officer BSE, University of Pennsylvania MBA, Columbia Business School	Jeffrey J. Jonas, CFA Portfolio Manager BS, Boston College

To Our Shareholders,

For the year ended December 31, 2019, the net asset value (NAV) total return of The Gabelli Global Small and Mid Cap Value Trust (the Fund) was 16.3%, compared with a total return of 26.8% for the Morgan Stanley Capital International (MSCI) World SMID Cap Index. The total return for the Fund’s publicly traded shares was 26.8%. The Fund’s NAV per share was $13.85, while the price of the publicly traded shares closed at $11.84 on the New York Stock Exchange (NYSE). See page 2 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2019.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Comparative Results

Average Annual Returns through December 31, 2019 (a) (Unaudited)				Since
				Inception
	1 Year	3 Year	5 Year	(06/23/14)
Gabelli Global Small and Mid Cap Value Trust
NAV Total Return (b)	16.27%	7.12%	5.63%	4.86%
Investment Total Return (c)	26.77	6.94	4.52	1.49
MSCI World SMID Cap Index	26.83	10.48	8.11	6.75(d)
(a)

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. The Fund’s use of leverage may magnify the volatility of net asset value changes versus funds that do not employ leverage. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The MSCI World SMID Cap Index captures small and mid cap representation across 23 developed markets. Dividends are considered reinvested. You cannot invest directly in an index.

(b)

Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, adjustments for rights offerings, and are net of expenses. Since inception return is based on an initial NAV of $12.00.

(c)

Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions, and adjustments for rights offerings. Since inception return is based on an initial offering price of $12.00.

(d)	From June 30, 2014, the date closest to the Fund’s inception for which data are available.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of December 31, 2019:

The Gabelli Global Small and Mid Cap Value Trust

Food and Beverage	15.2%
U.S. Government Obligations	8.2%
Entertainment	7.1%
Diversified Industrial	6.5%
Health Care	5.8%
Business Services	5.4%
Consumer Products	5.1%
Machinery	3.9%
Financial Services	3.9%
Hotels and Gaming	3.5%
Retail	3.3%
Equipment and Supplies	2.8%
Wireless Communications	2.4%
Electronics	2.3%
Specialty Chemicals	2.1%
Aerospace	2.1%
Broadcasting	2.0%
Automotive: Parts and Accessories	1.9%
Automotive	1.7%
Cable and Satellite	1.6%
Energy and Utilities: Water	1.5%
Energy and Utilities: Integrated	1.2%
Telecommunications	1.2%

Energy and Utilities: Natural Gas	1.2%
Building and Construction	1.0%
Environmental Services	1.0%
Aviation: Parts and Services	0.9%
Transportation	0.9%
Computer Software and Services	0.8%
Consumer Services	0.7%
Publishing	0.7%
Energy and Utilities: Services	0.5%
Energy and Utilities: Electric	0.5%
Metals and Mining	0.3%
Real Estate	0.3%
Manufactured Housing and Recreational Vehicles	0.2%
Energy and Utilities: Alternative Energy	0.2%
Closed-End Funds	0.1%
Educational Services	0.0%*
Media	0.0%*

100.0%

*	Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Global Small and Mid Cap Value Trust

Schedule of Investments — December 31, 2019

			Market
Shares		Cost	Value
	COMMON STOCKS — 91.3%
	Aerospace — 2.1%
12,500	Aerojet Rocketdyne Holdings Inc.†	$239,642	$570,750
6,000	Allied Motion Technologies Inc.	212,551	291,000
9,000	Avio SpA	123,120	139,921
16,000	Kaman Corp.	750,176	1,054,720
1,000	L3Harris Technologies Inc.	79,530	197,870
100,000	Rolls-Royce Holdings plc	883,455	904,973
4,600,000	Rolls-Royce Holdings plc, Cl. C†	5,926	6,093
1,000	United Technologies Corp.	123,670	149,760
		2,418,070	3,315,087

	Automotive — 1.7%
4,100	Ferrari NV	164,212	678,714
72,000	Navistar International Corp.†	1,449,093	2,083,680
		1,613,305	2,762,394

	Automotive: Parts and Accessories — 1.9%
90,400	Dana Inc.	1,591,904	1,645,280
49,000	Freni Brembo SpA	354,018	607,897
4,500	Linamar Corp.	178,188	170,255
20,000	Modine Manufacturing Co.†	261,238	154,000
50,000	Uni-Select Inc.	673,164	438,566
		3,058,512	3,015,998

	Aviation: Parts and Services — 0.9%
13,500	AAR Corp.	482,224	608,850
4,500	Arconic Inc.	90,959	138,465
1,000	Curtiss-Wright Corp.	69,929	140,890
4,000	Ducommun Inc.†	136,320	202,120
102,400	Signature Aviation plc	420,556	430,250
		1,199,988	1,520,575

	Broadcasting — 2.0%
33,766	Beasley Broadcast Group Inc., Cl. A	150,271	104,337
100,000	Corus Entertainment Inc., Cl. B	358,548	409,688
9,000	Discovery Inc., Cl. A†	240,283	294,660
84,000	Grupo Televisa SAB, ADR	1,058,976	985,320
285,000	ITV plc	665,648	570,045
500	Liberty Broadband Corp., Cl. A†	25,309	62,280
1,603	Liberty Broadband Corp., Cl. C†	77,452	201,577
2,000	Liberty Media Corp.- Liberty SiriusXM, Cl. A†	74,602	96,680
10,000	Sinclair Broadcast Group Inc., Cl. A	334,242	333,400
25,000	Sirius XM Holdings Inc.	131,250	178,750
		3,116,581	3,236,737

	Building and Construction — 1.0%
10,000	Arcosa Inc.	267,493	445,500
1,000	Bouygues SA	42,081	42,490
28,000	GCP Applied Technologies Inc.†	675,559	635,880

			Market
Shares		Cost	Value
10,000	IES Holdings Inc.†	$175,174	$256,600
6,000	Johnson Controls International plc	220,391	244,260
		1,380,698	1,624,730

	Business Services — 5.4%
5,000	Clarivate Analytics plc†	47,988	84,000
3,000	Core-Mark Holding Co. Inc.	93,317	81,570
90,000	Diebold Nixdorf Inc.†	714,456	950,400
15,000	Fly Leasing Ltd., ADR†	211,542	294,000
58,500	Herc Holdings Inc.†	2,111,601	2,862,990
57,000	JCDecaux SA	1,831,233	1,756,994
13,000	Loomis AB, Cl. B	385,730	538,246
26,200	Macquarie Infrastructure Corp.	1,138,756	1,122,408
20,000	Ocean Outdoor Ltd.†	194,799	144,000
4,000	Ströeer SE & Co. KGaA	86,799	323,275
2,500	The Brink’s Co.	52,037	226,700
12,000	The Interpublic Group of Companies Inc.	227,975	277,200
		7,096,233	8,661,783

	Cable and Satellite — 1.6%
150	Cable One Inc.	39,459	223,271
5,000	Cogeco Communications Inc.	272,488	435,871
80,733	Dish TV India Ltd., GDR†	90,569	8,073
13,000	Intelsat SA†	198,345	91,390
15,834	Liberty Global plc, Cl. A†	376,773	360,065
49,712	Liberty Global plc, Cl. C†	1,271,818	1,083,473
2,126	Liberty Latin America Ltd., Cl. A†	36,889	41,032
10,000	Liberty Latin America Ltd., Cl. C†	182,484	194,600
15,000	WideOpenWest Inc.†	86,863	111,300
		2,555,688	2,549,075

	Computer Software and Services — 0.8%
5,000	AVEVA Group plc	159,484	308,369
6,000	Blucora Inc.†	45,766	156,840
30,000	Computer Task Group Inc.†	125,639	155,400
4,000	Internap Corp.†	17,755	4,400
3,000	InterXion Holding NV†	81,282	251,430
1,000	Perspecta Inc.	20,997	26,440
4,000	Rocket Internet SE†	93,061	99,159
2,000	Twitter Inc.†	33,707	64,100
2,700	Zooplus AG†	341,812	258,643
		919,503	1,324,781

	Consumer Products — 5.1%
1,000	Church & Dwight Co. Inc.	33,237	70,340
200	dormakaba Holding AG	98,379	143,108
14,000	Edgewell Personal Care Co.†	432,621	433,440
14,500	Energizer Holdings Inc.	551,805	728,190
4,700	Essity AB, Cl. B	147,262	151,442
21,300	Hunter Douglas NV	929,385	1,385,754
300	L’Oreal SA	48,139	88,839

See accompanying notes to financial statements.

The Gabelli Global Small and Mid Cap Value Trust

Schedule of Investments (Continued) — December 31, 2019

			Market
Shares		Cost	Value

	COMMON STOCKS (Continued)
	Consumer Products (Continued)
13,000	Marine Products Corp.	$91,113	$187,200
13,000	Mattel Inc.†	157,287	176,150
7,000	Nilfisk Holding A/S†	291,632	153,201
600	Nintendo Co. Ltd., ADR	12,318	29,940
2,500	Salvatore Ferragamo SpA	49,780	52,580
43,000	Scandinavian Tobacco Group A/S	674,560	524,441
6,000	Shiseido Co. Ltd.	108,513	429,727
3,500	Spectrum Brands Holdings Inc.	180,815	225,015
2,800	Spin Master Corp., Sub Voting†	84,973	85,258
63,000	Swedish Match AB	2,259,348	3,247,412
		6,151,167	8,112,037

	Consumer Services — 0.7%
165,000	AA plc	263,656	127,093
3,000	Allegion plc	178,596	373,620
17,500	Ashtead Group plc	295,727	559,581
500	Boyd Group Services Inc.	72,110	77,779
		810,089	1,138,073

	Diversified Industrial — 6.5%
39,000	Ampco-Pittsburgh Corp.†	294,256	117,390
5,500	Ardagh Group SA	100,934	107,690
270,000	Canfor Corp.†	3,262,508	2,524,200
3,000	Colfax Corp.†	75,004	109,140
3,300	Crane Co.	251,693	285,054
28,362	EnPro Industries Inc.	1,883,098	1,896,851
38,000	Greif Inc., Cl. A	1,910,291	1,679,600
27,000	Griffon Corp.	431,009	548,910
3,000	Haynes International Inc.	106,262	107,340
3,000	Jardine Matheson Holdings Ltd.	183,864	166,800
4,000	Jardine Strategic Holdings Ltd.	155,095	122,600
1,000	Moog Inc., Cl. A	84,564	85,330
24,200	Myers Industries Inc.	387,061	403,656
5,000	Raven Industries Inc.	95,464	172,300
5,000	Smiths Group plc	95,104	111,731
5,000	Sulzer AG	476,799	557,966
40,000	Toray Industries Inc.	316,267	272,827
13,000	Tredegar Corp.	222,491	290,550
10,000	Trinity Industries Inc.	210,790	221,500
16,000	Ultra Electronics Holdings plc	319,974	448,036
14,500	Wartsila OYJ Abp	232,916	160,208
		11,095,444	10,389,679

	Educational Services — 0.0%
10,000	Universal Technical Institute Inc.†	26,376	77,100

	Electronics — 2.3%
30,000	AVX Corp.	609,300	614,100
7,000	Datalogic SpA	81,862	132,462
18,000	Resideo Technologies Inc.†	188,586	214,740

			Market
Shares		Cost	Value
40,000	Sony Corp., ADR	$1,525,268	$2,720,000
		2,405,016	3,681,302

	Energy and Utilities: Alternative Energy — 0.2%
2,000	NextEra Energy Partners LP	105,406	105,300
30,000	PNE AG	132,226	135,278
		237,632	240,578

	Energy and Utilities: Electric — 0.5%
31,200	Algonquin Power & Utilities Corp.	241,059	441,372
7,500	Fortis Inc.	222,079	311,193
		463,138	752,565

	Energy and Utilities: Integrated — 1.2%
13,000	Avista Corp.	587,834	625,170
3,000	Emera Inc.	127,243	128,890
15,000	Hawaiian Electric Industries Inc.	481,548	702,900
100,000	Hera SpA	292,870	437,465
		1,489,495	1,894,425

	Energy and Utilities: Natural Gas — 1.2%
21,500	AltaGas Canada Inc.	548,847	552,505
26,000	National Fuel Gas Co.	1,418,222	1,210,040
1,200	Southwest Gas Holdings Inc.	62,843	91,164
		2,029,912	1,853,709

	Energy and Utilities: Services — 0.5%
15,000	Dril-Quip Inc.†	594,123	703,650
14,000	KLX Energy Services Holdings
	Inc.†	248,988	90,160
48	Weatherford International plc†	14,229	1,342
		857,340	795,152

	Energy and Utilities: Water — 1.5%
60,600	Beijing Enterprises Water Group Ltd.	40,697	30,641
1,400	Consolidated Water Co. Ltd	16,458	22,820
17,000	Mueller Water Products Inc., Cl. A	150,695	203,660
62,500	Severn Trent plc	1,810,976	2,082,119
		2,018,826	2,339,240

	Entertainment — 7.1%
36,000	Borussia Dortmund GmbH & Co. KGaA.	241,785	355,356
300,000	Central European Media Enterprises Ltd., Cl. A†	1,341,500	1,359,000
5,500	Golden Entertainment Inc.†	76,075	105,710
500,000	GVC Holdings plc	4,335,809	5,856,095
20,000	Liberty Media Corp.- Liberty Braves, Cl. A†	507,827	593,000
21,011	Liberty Media Corp.- Liberty Braves, Cl. C†	463,038	620,665
6,000	Manchester United plc, Cl. A	95,044	119,580

See accompanying notes to financial statements.

The Gabelli Global Small and Mid Cap Value Trust

Schedule of Investments (Continued) — December 31, 2019

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Entertainment (Continued)
238	Modern Times Group MTG AB, Cl. B†	$3,481	$2,837
238	Nordic Entertainment Group AB, Cl. B	4,850	7,694
5,000	Reading International Inc., Cl. A†	80,425	55,950
1,900	The Madison Square Garden Co., Cl. A†	298,263	558,961
9,540	ViacomCBS Inc., Cl. A	449,254	428,060
7,751	ViacomCBS Inc., Cl. B	321,440	325,309
13,000	Vivendi SA	315,907	376,511
250,000	William Hill plc	571,093	624,056
175,000	Wow Unlimited Media Inc.†(a)(b)	163,334	72,100
		9,269,125	11,460,884

	Environmental Services — 1.0%
14,000	Evoqua Water Technologies Corp.†	130,262	265,300
2,000	Stericycle Inc.†	135,877	127,620
10,000	Tomra Systems ASA	117,808	317,110
9,500	Waste Connections Inc.	350,547	862,505
		734,494	1,572,535

	Equipment and Supplies — 2.8%
2,000	A.O. Smith Corp.	67,562	95,280
25,500	Flowserve Corp.	1,038,773	1,269,135
13,000	Graco Inc.	406,365	676,000
19,000	Interpump Group SpA	263,313	601,862
37,000	Mueller Industries Inc.	1,062,626	1,174,750
7,000	Watts Water Technologies Inc., Cl. A	627,085	698,320
		3,465,724	4,515,347

	Financial Services — 3.7%
500	Alleghany Corp.†	247,056	399,785
53,000	FinecoBank Banca Fineco SpA	350,403	635,524
35,000	Flushing Financial Corp.	688,790	756,175
105,000	GAM Holding AG†	679,480	304,216
1,000	Groupe Bruxelles Lambert SA	82,544	105,395
16,000	H&R Block Inc.	327,007	375,680
6,000	I3 Verticals Inc., Cl. A†	98,033	169,500
30,000	Kinnevik AB, Cl. A	1,017,669	763,905
51,000	Kinnevik AB, Cl. B	1,735,230	1,246,910
40,736	Oaktree Specialty Lending Corp.	240,760	222,419
64,000	Resona Holdings Inc.	314,077	282,141
16,880	Synovus Financial Corp.	687,409	661,696
		6,468,458	5,923,346

	Food and Beverage — 15.2%
7,000	Britvic plc	68,455	83,868
1,000	Campbell Soup Co.	33,430	49,420
5,000	Carrols Restaurant Group Inc.†	35,150	35,250

Shares		Cost	Market Value
280	Chocoladefabriken Lindt & Spruengli AG	$1,410,500	$2,174,210
42,500	Chr. Hansen Holding A/S	1,938,951	3,377,365
6,000	Coca-Cola Amatil Ltd.	50,599	46,568
3,000	Coca-Cola HBC AG	67,427	101,929
110,000	Cott Corp.	985,921	1,504,800
315,000	Davide Campari-Milano SpA	1,300,231	2,876,164
1,400	Diageo plc, ADR	155,671	235,788
2,000	Fevertree Drinks plc	25,214	55,448
1,800	Fomento Economico Mexicano SAB de CV, ADR	150,499	170,118
1,000	Heineken Holding NV	68,070	96,915
3,500	International Flavors & Fragrances Inc.	360,433	451,570
39,000	ITO EN Ltd.	967,542	1,966,960
600	J & J Snack Foods Corp.	56,239	110,562
13,800	Kameda Seika Co. Ltd.	671,779	633,132
10,000	Kerry Group plc, Cl. A	725,637	1,233,875
43,200	Kikkoman Corp.	948,844	2,135,051
1,000	Luckin Coffee Inc., ADR†	20,325	39,360
101,000	Maple Leaf Foods Inc.	1,834,758	2,012,922
11,000	Massimo Zanetti Beverage Group SpA	93,025	72,305
30,000	Nomad Foods Ltd.†	515,694	671,100
6,000	Post Holdings Inc.†	361,795	654,600
800,000	Premier Foods plc†	510,358	401,091
7,500	Remy Cointreau SA	759,576	921,200
1,800	Symrise AG	97,498	189,389
400	The J.M. Smucker Co.	42,329	41,652
9,000	Treasury Wine Estates Ltd.	47,872	102,568
40,000	Tsingtao Brewery Co. Ltd., Cl. H	264,487	268,727
215,000	Vitasoy International Holdings Ltd.	279,435	779,455
16,000	Yakult Honsha Co. Ltd.	826,068	887,948
		15,673,812	24,381,310

	Health Care — 5.6%
22,000	Bausch Health Cos. Inc.†	452,865	658,240
1,600	Bio-Rad Laboratories Inc., Cl. A† .	474,127	592,048
150	Bio-Rad Laboratories Inc., Cl. B† .	35,257	55,529
5,500	BioTelemetry Inc.†	234,898	254,650
3,427	Cantel Medical Corp.	277,999	242,974
5,000	Cardiovascular Systems Inc.†	104,823	242,950
2,000	Charles River Laboratories International Inc.†	265,090	305,520
10,000	Clovis Oncology Inc.†	168,449	104,250
8,004	Cutera Inc.†	149,359	286,623
3,500	DaVita Inc.†	250,192	262,605
4,000	DENTSPLY SIRONA Inc.	144,206	226,360
25,000	Diplomat Pharmacy Inc.†	98,750	100,000
2,000	Draegerwerk AG & Co. KGaA	111,590	88,839
19,133	Electromed Inc.†	119,240	165,500

See accompanying notes to financial statements.

The Gabelli Global Small and Mid Cap Value Trust

Schedule of Investments (Continued) — December 31, 2019

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Health Care (Continued)
9,000	Endo International plc†	$95,793	$42,210
35,000	Evolent Health Inc., Cl. A†	532,942	316,750
3,000	Gerresheimer AG	207,210	232,193
1,250	ICU Medical Inc.†	229,643	233,900
4,000	Idorsia Ltd.†	41,180	123,745
15,000	InfuSystem Holdings Inc.†	42,667	127,950
4,000	Integer Holdings Corp.†	194,771	321,720
2,500	Ligand Pharmaceuticals Inc.†	272,430	260,725
3,206	Medivir AB, Cl. B†	64,992	4,244
85,000	Option Care Health Inc.†	236,646	317,050
4,500	Orthofix Medical Inc.†	156,521	207,810
46,000	Patterson Cos. Inc.	1,220,428	942,080
7,000	Perrigo Co. plc	357,874	361,620
10,000	Personalis Inc.†	157,638	109,000
7,500	Ra Pharmaceuticals Inc.†	350,925	351,975
3,000	Semler Scientific Inc.†	89,762	144,000
6,000	SurModics Inc.†	167,603	248,580
2,000	Teladoc Health Inc.†	91,560	167,440
7,000	Tenet Healthcare Corp.†	163,027	266,210
500	The Cooper Companies Inc.	67,943	160,645
4,500	The Medicines Co.†	377,775	382,230
400	Zoetis Inc.	14,624	52,940
		8,020,799	8,961,105

	Hotels and Gaming — 3.5%
3,000	Eldorado Resorts Inc.†	120,606	178,920
24,000	Full House Resorts Inc.†	70,181	80,400
61,000	International Game Technology plc	1,033,589	913,170
866,250	Mandarin Oriental International Ltd.	1,531,058	1,576,575
24,000	MGM Resorts International	754,191	798,480
8,300	Ryman Hospitality Properties Inc., REIT	610,862	719,278
260,000	The Hongkong & Shanghai Hotels Ltd.	366,870	278,608
4,000	The Stars Group Inc.†	80,253	104,360
7,000	Wynn Resorts Ltd.	826,748	972,090
		5,394,358	5,621,881

	Machinery — 3.9%
19,500	Astec Industries Inc.	710,186	819,000
300	Bucher Industries AG	78,593	105,332
170,031	CNH Industrial NV, Borsa Italiana	1,466,939	1,867,194
245,000	CNH Industrial NV, New York	2,031,277	2,695,000
11,000	Twin Disc Inc.†	152,915	121,220
9,000	Xylem Inc.	478,122	709,110
		4,918,032	6,316,856

	Manufactured Housing and Recreational Vehicles — 0.2%
2,000	Cavco Industries Inc.†	147,003	390,760

Shares		Cost	Market Value

	Media — 0.0%
14,000	Megacable Holdings SAB de CV	$58,687	$57,340

	Metals and Mining — 0.3%
3,000	Allegheny Technologies Inc.†	48,641	61,980
26,000	Cameco Corp.	255,105	231,400
10,000	TimkenSteel Corp.†	96,509	78,600
5,000	Wheaton Precious Metals Corp.	96,400	148,750
		496,655	520,730

	Publishing — 0.7%
1,100	Graham Holdings Co., Cl. B	482,342	702,889
3,000	Meredith Corp.	96,752	97,410
19,000	The E.W. Scripps Co., Cl. A	287,334	298,490
		866,428	1,098,789

	Real Estate — 0.3%
11,001	Griffin Industrial Realty Inc.	316,481	435,090
20,000	Trinity Place Holdings Inc.†	69,280	60,200
		385,761	495,290

	Retail — 3.3%
800	Aaron’s Inc.	32,104	45,688
7,000	AutoNation Inc.†	313,301	340,410
9,500	Avis Budget Group Inc.†	232,302	306,280
681	Biglari Holdings Inc., Cl. A†	476,801	408,600
2,000	Carvana Co.†	67,344	184,100
800	Casey’s General Stores Inc.	79,285	127,192
2,900	Fnac Darty†	132,933	171,755
124,000	Hertz Global Holdings Inc.†	1,807,546	1,953,000
6,000	Macy’s Inc.	101,352	102,000
13,000	MarineMax Inc.†	190,283	216,970
3,000	Movado Group Inc.	62,981	65,220
1,200	Murphy USA Inc.†	58,913	140,400
4,000	Penske Automotive Group Inc.	150,947	200,880
10,000	PetIQ Inc.†	242,894	250,500
8,000	Qurate Retail Inc., Cl. A†	65,703	67,440
6,000	Rush Enterprises Inc., Cl. B	265,452	274,200
2,000	Sally Beauty Holdings Inc.†	52,415	36,500
400,000	Sun Art Retail Group Ltd.	441,576	485,094
		4,774,132	5,376,229

	Specialty Chemicals — 2.1%
8,500	Ashland Global Holdings Inc.	489,351	650,505
80,000	Element Solutions Inc.†	828,376	934,400
7,250	H.B. Fuller Co.	311,751	373,883
19,000	Huntsman Corp.	414,221	459,040
18,000	SGL Carbon SE†	195,015	95,704
6,000	T. Hasegawa Co. Ltd.	114,881	117,675
2,000	Takasago International Corp.	51,763	46,901
700	Treatt plc	3,479	4,265
34,021	Valvoline Inc.	683,411	728,390
		3,092,248	3,410,763

See accompanying notes to financial statements.

The Gabelli Global Small and Mid Cap Value Trust

Schedule of Investments (Continued) — December 31, 2019

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Telecommunications — 1.2%
45,000	Communications Systems Inc.	$286,415	$277,650
15,000	Gogo Inc.†	95,992	96,000
6,000	Hellenic Telecommunications Organization SA, ADR	41,840	48,420
9,000	Loral Space & Communications Inc.†	371,546	290,880
100,000	Pharol SGPS SA†	34,665	11,172
33,000	Telekom Austria AG	210,582	269,478
10,000	Trilogy International Partners Inc.	15,249	15,787
44,000	Vodafone Group plc, ADR	1,087,285	850,520
		2,143,574	1,859,907

	Transportation —0.9%
17,500	Fortress Transportation & Infrastructure Investors LLC	272,497	341,950
13,000	GATX Corp	870,636	1,077,050
		1,143,133	1,419,000

	Wireless Communications — 2.4%
68,146	Millicom International Cellular SA, SDR	4,081,648	3,263,843
14,500	United States Cellular Corp.†	544,713	525,335
		4,626,361	3,789,178

	TOTAL COMMON STOCKS	122,621,797	146,456,270

	CLOSED-END FUNDS — 0.1%
25,000	MVC Capital Inc.	273,740	229,250

	MANDATORY CONVERTIBLE SECURITIES (c) — 0.2%
	Health Care — 0.2%
6,000	Avantor Inc., 6.250%, Ser. A, 05/15/22	308,295	378,000

	PREFERRED STOCKS — 0.2%
	Financial Services — 0.2%
18,200	The Phoenix Companies Inc., 7.450%, 01/15/32	333,127	294,385

	RIGHTS — 0.0%
	Health Care — 0.0%
20,000	Bristol-Myers Squibb Co., CVR†	55,845	60,200
1,500	Tobira Therapeutics Inc., CVR†(d)	90	90

	TOTAL RIGHTS	55,935	60,290

	WARRANTS — 0.0%
	Energy and Utilities: Services — 0.0%
539	Weatherford International plc, expire 11/26/23†	0	0

Principal Amount		Cost	Market Value

	U.S. GOVERNMENT OBLIGATIONS — 8.2%
$13,103,000	U.S. Treasury Bills, 1.505% to 1.888%††, 01/09/20 to 04/23/20	$13,070,311	$13,074,152
TOTAL INVESTMENTS — 100.0%		$136,663,205	160,492,347

Other Assets and Liabilities (Net)			496,860

PREFERRED STOCK (1,200,000 preferred shares outstanding)			(30,000,000)

NET ASSETS — COMMON STOCK (9,458,877 common shares outstanding)			$130,989,207

NET ASSET VALUE PER COMMON SHARE ($130,989,207 ÷ 9,458,877 shares outstanding)			$13.85

(a)

At December 31, 2019, the Fund held an investment in a restricted and illiquid security amounting to $72,100 or 0.04% of the Fund’s total investments, which was valued under methods approved by the Board of Trustees as follows:

Acquisition Shares	Issuer	Acquisition Dates	Acquisition Cost	12/31/19 Carrying Value Per Share
175,000	Wow Unlimited Media Inc.	06/05/18- 03/18/19	$163,334	$0.4120

(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(c)	Mandatory convertible securities are required to be converted on the dates listed; they generally may be converted prior to these dates at the option of the holder.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
†	Non-income producing security.
††	Represents annualized yields at dates of purchase.
ADR	American Depositary Receipt
CVR	Contingent Value Right
GDR	Global Depositary Receipt
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt

See accompanying notes to financial statements.

The Gabelli Global Small and Mid Cap Value Trust

Schedule of Investments (Continued) — December 31, 2019

Geographic Diversification	% of Total Investments	Market Value
United States	51.3%	$82,327,240
Europe	34.5	55,357,028
Japan	5.9	9,522,302
Canada	5.1	8,145,109
Asia/Pacific	2.4	3,905,070
Latin America	0.8	1,235,598

Total Investments	100.0%	$160,492,347

See accompanying notes to financial statements.

The Gabelli Global Small and Mid Cap Value Trust

Statement of Assets and Liabilities
December 31, 2019

Assets:
Investments, at value (cost $136,663,205)	$160,492,347
Cash	4,603
Foreign currency, at value (cost $309,919)	309,960
Receivable for investments sold	3,866,974
Dividends receivable	246,203
Deferred offering expense	4,063
Prepaid expenses	1,647

Total Assets	164,925,797

Liabilities:
Distributions payable	22,708
Payable for fund shares redeemed	89,756
Payable for investments purchased	3,513,769
Payable for investment advisory fees	136,405
Payable for payroll expenses	37,831
Payable for accounting fees	11,250
Other accrued expenses	124,871

Total Liabilities	3,936,590

Cumulative Preferred Shares, $0.001 par value:
Series A Preferred Shares (5.450%, $25 liquidation value, 1,200,000 shares authorized, issued, and outstanding)	30,000,000

Net Assets Attributable to Common Shareholders	$130,989,207

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$109,242,132
Total distributable earnings	21,747,075

Net Assets	$130,989,207

Net Asset Value per Common Share:
($130,989,207 ÷ 9,458,877 shares outstanding at $0.001 par value; unlimited number of shares authorized)	$13.85

Statement of Operations
For the Year Ended December 31, 2019

Investment Income:
Dividends (net of foreign withholding taxes of $161,411)	$2,420,709
Income from non-cash dividends	480,051
Interest	398,669

Total Income	3,299,429

Expenses:
Investment advisory fees	1,589,659
Shareholder communications expenses	152,995
Offering expense for expired shelf registration	150,681
Payroll expenses	96,863
Trustees’ fees	51,500
Custodian fees	50,125
Accounting fees	45,000
Shareholder services fees	25,108
Legal and audit fees	10,748
Interest expense	542
Miscellaneous expenses	61,365

Total Expenses	2,234,586

Less:
Expenses paid indirectly by broker (See Note 3)	(2,423)

Net Expenses	2,232,163

Net Investment Income	1,067,266

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	3,453,727
Net realized loss on foreign currency transactions	(13,922)

Net realized gain on investments and foreign currency transactions	3,439,805

Net change in unrealized appreciation/depreciation:
on investments	15,846,808
on foreign currency translations	1,285

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	15,848,093

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	19,287,898

Net Increase in Net Assets Resulting from Operations	20,355,164

Total Distributions to Preferred Shareholders	(1,635,000)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$18,720,164

See accompanying notes to financial statements.

The Gabelli Global Small and Mid Cap Value Trust

Statement of Changes in Net Assets Attributable to Common Shareholders

	Year Ended	Year Ended
	December 31, 2019	December 31, 2018
Operations:
Net investment income	$1,067,266	$704,727
Net realized gain on investments and foreign currency transactions	3,439,805	815,692
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	15,848,093	(23,326,863)

Net Increase/(Decrease) in Net Assets Resulting from Operations	20,355,164	(21,806,444)

Distributions to Preferred Shareholders	(1,635,000)	(1,635,000)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	18,720,164	(23,441,444)

Distributions to Common Shareholders:
Accumulated earnings	(3,712,856)	—
Return of capital	(1,632,096)	—

Total Distributions to Common Shareholders	(5,344,952)	—

Fund Share Transactions:
Offering costs for common shares charged to paid-in capital	—	(61,193)
Adjustment to offering costs for preferred shares	—	(28,000)
Net decrease from repurchase of common shares	(2,739,444)	(7,048,513)

Net Decrease in Net Assets from Fund Share Transactions	(2,739,444)	(7,137,706)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders	10,635,768	(30,579,150)

Net Assets Attributable to Common Shareholders:
Beginning of year	120,353,439	150,932,589

End of year	$130,989,207	$120,353,439

See accompanying notes to financial statements.

The Gabelli Global Small and Mid Cap Value Trust

Financial Highlights

Selected data for a common share of beneficial interest outstanding throughout the year:

	For the Year Ended December 31,
	2019	2018		2017		2016	2015
Operating Performance:
Net asset value, beginning of year	$12.41	$14.63		$12.57		$12.20	$11.86

Net investment income/(loss)	0.11 (a)	0.07		(0.01	)(b)	0.10	(0.02	)(b)
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	2.01	(2.25)		3.34		0.60	0.34

Total from investment operations	2.12	(2.18)		3.33		0.70	0.32

Distributions to Preferred Shareholders: (c)
Net investment income	(0.05)	(0.05)		(0.04)		(0.04)	—
Net realized gain	(0.12)	(0.11)		(0.14)		(0.10)	—
Return of capital	—	—		(0.03)		—	—

Total distributions to preferred shareholders	(0.17)	(0.16)		(0.21)		(0.14)	—

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	1.95	(2.34)		3.12		0.56	0.32

Distributions to Common Shareholders:
Net investment income	(0.12)	—		—		(0.04)	—
Net realized gain	(0.28)	—		—		(0.08)	—
Return of capital	(0.16)	—		—		—	—

Total distributions to common shareholders	(0.56)	—		—		(0.12)	—

Fund Share Transactions:
Increase in net asset value from repurchase of common shares	0.05	0.13		0.01		0.07	0.02
Offering costs and adjustment to offering costs for preferred shares charged to paid-in capital	—	(0.00	)(d)	0.00	(d)	(0.14)	—
Offering costs for common shares charged to paid-in capital	—	(0.01)		(0.05)		—	—
Decrease in net asset value from rights offering	—	—		(1.02)		—	—

Total fund share transactions	0.05	0.12		(1.06)		(0.07)	0.02

Net Asset Value Attributable to Common Shareholders, End of Year	$13.85	$12.41		$14.63		$12.57	$12.20

NAV total return †	16.27%	(15.17)%		24.62%		4.02%		2.87%

Market value, end of year	$11.84	$9.80		$12.74		$10.60	$10.40

Investment total return ††	26.77%	(23.08)%		25.40%		2.40%		(0.38)%

See accompanying notes to financial statements.

The Gabelli Global Small and Mid Cap Value Trust

Financial Highlights (Continued)

Selected data for a common share of beneficial interest outstanding throughout the year:

	For the Year Ended December 31,
	2019		2018	2017	2016	2015
Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of year (in 000’s)	$160,989		$150,353	$180,933	$127,960	—
Net assets attributable to common shares, end of year (in 000’s)	$130,989		$120,353	$150,933	$97,960	$99,137
Ratio of net investment income to average net assets attributable to common shares before preferred share distributions	0.83	%(a)	0.49%	(0.16)%	0.80%	(0.14)%
Ratio of operating expenses to average net assets attributable to common shares (e)(f)		1.73%	1.68%	1.76%	1.72%	1.53%
Portfolio turnover rate		34.9%	80.0%	70.4%	76.6%	114.0%
5.450% Series A Cumulative Preferred Shares
Liquidation value, end of year (in 000’s)	$30,000		$30,000	$30,000	$30,000	—
Total shares outstanding (in 000’s)	1,200		1,200	1,200	1,200	—
Liquidation preference per share	$25.00		$25.00	$25.00	$25.00	—
Average market value (g)	$25.51		$24.97	$25.30	$25.32	—
Asset coverage per share	$134.16		$125.31	$150.78	$106.63	—
Asset Coverage		537%	501%	603%	427%	—

†	Based on net asset value per share, adjusted for reinvestment of distributions at net asset value on the ex-dividend dates and adjustments for the rights offering.
††	Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan and adjustments for the rights offering.
(a)	Includes income resulting from special dividends. Without these dividends, the per share income amount would have been 0.06, and the net investment income ratio would have been 0.46%.
(b)	Per share amounts have been calculated using the average shares outstanding method.
(c)	Calculated based on average common shares outstanding on record dates throughout the periods.
(d)	Amount represents less than $0.005 per share.
(e)

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended December 31, 2019, 2018, 2017, 2016, and 2015, there was no impact on the expense ratios.

(f)

Ratio of operating expenses to average net assets including liquidation value of preferred shares for the years ended December 31, 2019, 2018, 2017, and 2016 would have been 1.40%, 1.39%, 1.39%, and 1.44%, respectively.

(g)	Based on weekly prices.

See accompanying notes to financial statements.

The Gabelli Global Small and Mid Cap Value Trust

Notes to Financial Statements

1. Organization. The Gabelli Global Small and Mid Cap Value Trust (the Fund) is a diversified closed-end management investment company organized as a Delaware statutory trust on August 19, 2013 and registered under the Investment Company Act of 1940, as amended (the 1940 Act). Investment operations commenced on June 23, 2014.

The Fund’s investment objective is to seek long term growth of capital. The Fund will attempt to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities (such as common stock and preferred stock) of companies with small or medium sized market capitalizations (small cap and mid cap companies, respectively) and at least 40% of its total assets in the equity securities of companies located outside the U.S. and in at least three countries.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

New Accounting Pronouncements. To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required, even if early adoption is elected for the removals and modifications under ASU 2018-13. Management has early adopted the removals and modifications set forth in ASU 2018-13 in these financial statements and has not early adopted the additions set forth in ASU 2018-13.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the

The Gabelli Global Small and Mid Cap Value Trust

Notes to Financial Statements (Continued)

closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2019 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/19
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Aerospace	$3,308,994	$6,093	—	$3,315,087
Entertainment	11,388,784	72,100	—	11,460,884
Health Care	8,905,576	55,529	—	8,961,105
Other Industries (a)	122,719,194	—	—	122,719,194
Total Common Stocks	146,322,548	133,722	—	146,456,270
Closed-End Funds (a)	229,250	—	—	229,250
Mandatory Convertible Securities (a)	378,000	—	—	378,000
Preferred Stock (a)	—	294,385	—	294,385
Rights (a)	60,200	—	$90	60,290
Warrants (a)	—	0	—	0
U.S. Government Obligations	—	13,074,152	—	13,074,152
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$146,989,998	$13,502,259	$90(b)	$160,492,347

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.
(b)

At December 31, 2019, the value of this security was $90. The inputs for this security are not readily available and are derived based on the judgment of the Adviser according to procedures approved by the Board of Trustees.

The Gabelli Global Small and Mid Cap Value Trust

Notes to Financial Statements (Continued)

During the year ended December 31, 2019, the Fund had transfers from Level 3 to Level 1 of $191,500 or 0.16% of net assets as of December 31, 2018. Transfers from Level 3 to Level 1 are due to an increase in market activity, e.g., frequency of trades, which resulted in an increase in available market inputs to determine the prices. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

The following table reconciles Level 3 investments:										Net change
										in unrealized
										appreciation/
										(depreciation)
										during the
										period on
				Change in						Level 3
	Balance	Accrued	Realized	unrealized			Transfers	Transfers	Balance	investments
	as of	discounts/	gain/	appreciation/		Proceeds	into	out of	as of	still held at
	12/31/18	(premiums)	(loss)†	(depreciation)†	Purchases	received	Level 3††	Level 3††	12/31/19	12/31/19†
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$307,488	—	$59,718	$(58,648)	—	$(117,058)	—	$(191,500)	—	—
Rights (a)	90	—	—	—	—	—	—	—	$90	—
TOTAL INVESTMENTS IN SECURITIES	$307,578	—	$59,718	$(58,648)	—	$(117,058)	—	$(191,500)	$90	—

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.
†	Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.
††	The Fund’s policy is to recognize transfers into and out of Level 3 as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Gabelli Global Small and Mid Cap Value Trust

Notes to Financial Statements (Continued)

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Investments in Other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the Acquired Funds) in accordance with the 1940 Act and related rules. Shareholders in the Fund would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the year ended December 31, 2019, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was approximately 3 basis points.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities,

The Gabelli Global Small and Mid Cap Value Trust

Notes to Financial Statements (Continued)

passive foreign investment companies, and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the tax treatment of currency gains and losses, disallowed expenses, and reversal of prior year capital gain adjustments on sale of investments. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2019, reclassifications were made to decrease paid-in capital by $150,681 with an offsetting adjustment to total distributable earnings.

Under the Fund’s current common share distribution policy announced February 25, 2019, the Fund declares and pays quarterly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. Pursuant to this policy, distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s NAV and the financial market environment. The Fund’s distribution policy is subject to modification by the Board at any time.

Distributions to shareholders of the Fund’s 5.450% Series A Cumulative Preferred Shares (Series A Preferred) are recorded on a daily basis and are determined as described in Note 5.

The tax character of distributions paid during the years ended December 31, 2019 and 2018 was as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Common	Preferred	Preferred
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$1,169,408	$514,963	$635,752
Net long term capital gains	2,543,448	1,120,037	999,248
Return of capital	1,632,096	—	—

Total distributions paid	$5,344,952	$1,635,000	$1,635,000

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies.

As of December 31, 2019, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation on investments and foreign currency translations	$21,769,783
Other temporary differences*	(22,708)

Total	$21,747,075

*	Other temporary differences are due to preferred share class distributions payable.

At December 31, 2019, the temporary differences between book basis and tax basis net unrealized appreciation on investments were primarily due to the deferral of losses from wash sales for tax purposes and cumulative mark-to-market adjustments on investments in passive foreign investment companies.

The Gabelli Global Small and Mid Cap Value Trust

Notes to Financial Statements (Continued)

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2019:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$138,723,055	$32,719,922	$(10,950,630)	$21,769,292

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the year ended December 31, 2019, the Fund did not incur any income tax, interest or penalties. As of December 31, 2019, the Adviser has reviewed the open tax years and concluded that there was no tax impact to the Fund’s net assets or results of operations. The Fund’s current federal and state tax returns will remain open for three fiscal years, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets including the liquidation value of preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

During the year ended December 31, 2019, the Fund paid $25,487 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser.

During the year ended December 31, 2019, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $2,423.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. Under the sub-administration agreement with Bank of New York Mellon, the fees paid include the cost of calculating the Fund’s NAV. The Fund reimburses the Adviser for this service. During the year ended December 31, 2019, the Fund accrued $45,000 in accounting fees in the Statement of Operations.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). During the year ended December 31, 2019, the Fund accrued $96,863 in payroll expenses in the Statement of Operations.

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $3,000 plus $1,000 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended, the Audit Committee Chairman receives an annual fee of $2,000 and the Nominating Committee Chairman and the Lead Trustee each receives an annual fee of $1,000. A Trustee may receive a single meeting fee, allocated among

The Gabelli Global Small and Mid Cap Value Trust

Notes to Financial Statements (Continued)

the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2019, other than short term securities and U.S. Government obligations, aggregated $49,291,261, and $55,956,723, respectively.

5. Capital. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (par value $0.001). On October 23, 2017, the Fund distributed one transferable right for each of the 7,735,448 common shares outstanding on that date. Three rights were required to purchase one additional common share at the subscription price of $11.50 per share in accordance with the offering document authorized by the Board. On December 12, 2017, the Fund issued 2,578,483 common shares receiving net proceeds of $29,221,362, after the deduction of offering expenses of $431,193. The NAV per share of the Fund was reduced by approximately $1.02 per share on the day the additional shares were issued below NAV. The Board has authorized the repurchase and retirement of its common shares on the open market when the shares are trading at a discount of 7.5% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the years ended December 31, 2019 and 2018, the Fund repurchased and retired 238,696 and 616,358 of its common shares at an investment of $2,737,794 and $7,047,463 and an average discount of 15.75% and 17.43%, respectively, from its net asset value.

Transactions in common shares were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Decrease from repurchase of common shares	(238,696)	$(2,737,794)	(616,358)	$(7,047,463)

The Fund’s Declaration of Trust, as amended, authorizes the issuance of 1,200,000 shares of $0.001 par value Cumulative Preferred Shares (Preferred Shares). The Preferred Shares are senior to the common shares and result in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on the Series A Preferred are cumulative. The Fund is required by the 1940 Act and by the Fund’s Statement of Preferences to meet certain asset coverage tests with respect to the Preferred Shares. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Preferred Shares at the redemption price of $25 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

On May 10, 2016, the Fund received $28,885,357 (after underwriting discounts of $945,000 and offering expenses of $169,643) from the public offering of 1,200,000 shares of Series A Preferred. Commencing May 10, 2021 and at any time thereafter, the Fund, at its option, may redeem the Series A Preferred in whole or in part at the redemption price plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares. In addition, the Board has authorized the repurchase of Series A Preferred Shares in the open

The Gabelli Global Small and Mid Cap Value Trust

Notes to Financial Statements (Continued)

market at prices less than the $25 liquidation value per share. During the years ended December 31, 2019 and 2018, the Fund did not repurchase any of the Series A Preferred. At December 31, 2019, 1,200,000 Series A Preferred were outstanding and accrued dividends amounted to $22,708.

The holders of Preferred Shares generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Preferred Shares voting together as a single class also have the right currently to elect two Trustees and, under certain circumstances, are entitled to elect a majority of the Board of Trustees. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred stock, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred stock, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred stock and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

6. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

7. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Global Small and Mid Cap Value Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

The Gabelli Global Small and Mid Cap Value Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Gabelli Global Small and Mid Cap Value Trust (the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets attributable to common shareholders for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets attributable to common shareholders for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 27, 2020

We have served as the auditor of one or more investment companies in Gabelli/GAMCO Fund Complex since 1986.

The Gabelli Global Small and Mid Cap Value Trust

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Global Small and Mid Cap Value Trust at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[3]

INTERESTED TRUSTEES[4]:

Mario J. Gabelli, CFA Trustee and Chief Investment Officer Age: 77	Since 2013*	33	Chairman, Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company) (2001-2019); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications) (2013- 2018)

Kevin V. Dreyer Trustee and Portfolio Manager Age: 42	Since 2016***	1	Managing Director and Co-Chief Investment Officer of the Value team of GAMCO Investors, Inc.; Portfolio Manager for Gabelli Funds, LLC and GAMCO Asset Management Inc.	—

INDEPENDENT TRUSTEES[5] :

John Birch[6] Trustee Age: 69	Since 2018***	4	Partner, The Cardinal Partners Global; Chief Operating Officer of Sentinel Asset Management and Chief Financial Officer and Chief Risk Officer of Sentinel Group Funds (2005-2015)	—

Anthony S. Colavita[6] Trustee Age: 58	Since 2018**	18	Attorney, Anthony S. Colavita, P.C.	—

James P. Conn Trustee Age: 81	Since 2013*	24	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (1992-1998)	—

Frank J. Fahrenkopf, Jr.[6,7] Trustee Age: 80	Since 2013**	12	Co-Chairman of the Commission on Presidential Debates; Former President and Chief Executive Officer of the American Gaming Association (1995-2013); Former Chairman of the Republican National Committee (1983- 1989)	Director of First Republic Bank (banking); Director of Eldorado Resorts, Inc. (casino entertainment company)

Kuni Nakamura[7] Director Age: 51	Since 2013***	33	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate)	—

Salvatore J. Zizza[8] Trustee Age: 74	Since 2013***	31	President of Zizza & Associates Corp. (private holding company); President of Bergen Cove Realty Inc.; Chairman of Harbor Diversified, Inc. (pharmaceuticals) (2009-2018); Chairman of BAM (semiconductor and aerospace manufacturing)(2000-2018); Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018)

The Gabelli Global Small and Mid Cap Value Trust

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[9]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 68	Since 2013	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008

John C. Ball Treasurer Age: 43	Since 2017	Treasurer of funds within the Gabelli/GAMCO Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Vice President of State Street Corporation, 2007-2014

Agnes Mullady Vice President Age: 61	Since 2013	Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2006; President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since 2016

Andrea R. Mango Secretary and Vice President Age: 47	Since 2014	Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of closed-end funds within the Gabelli/GAMCO Fund Complex since 2014

Richard J. Walz Chief Compliance Officer Age: 60	Since 2014	Chief Compliance Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013

Christopher W. Hart Assistant Vice President and Ombudsman Age: 25	Since 2019	Assistant Vice President and Ombudsman of the Gabelli Small and Mid Cap Value Trust since 2019; Employee of Associated Capital Group, Inc. (2017-2019)

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

The Fund’s Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

*	Term expires at the Fund’s 2020 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
**	Term expires at the Fund’s 2021 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
***	Term expires at the Fund’s 2022 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
[3]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[4]

“Interested person” of the Fund, as defined in the 1940 Act. Messrs. Gabelli and Dreyer are considered “interested persons” because of their affiliation with Gabelli Funds, LLC, which acts as the Fund’s investment adviser.

[5]	Trustees who are not interested persons are considered “Independent” Trustees.
[6]

Mr. Colavita’s father, Anthony J. Colavita, and Mr. Fahrenkopf’s daughter, Leslie. F. Foley, serve as directors of other funds in the Fund Complex. Mr. Birch is a director of Gabelli Merger Plus+ Trust Plc and the GAMCO International SICAV, which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and, in that event, would be deemed to be under common control with the Fund’s Adviser.

[7]	This Trustee is elected solely by and represents the shareholders of the preferred shares issued by this Fund.
[8]

On September 9, 2015, Mr. Zizza entered into a settlement with the SEC to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended. The Board has discussed this matter and has determined that it does not disqualify Mr. Zizza from serving as an Independent Trustee.

[9]

Includes time served in prior officer positions with the Fund. Each officer will hold office for an indefinite term until the date he or she resigns and retires or until his or her successor is duly elected and qualifies.

THE GABELLI GLOBAL SMALL AND MID CAP VALUE TRUST

INCOME TAX INFORMATION (Unaudited)

December 31, 2019

Cash Dividends and Distributions

	Payable Date	Record Date	Ordinary Investment Income(a)	Long Term Capital Gains(a)	Return of Capital(b)	Total Amount Paid Per Share(a)
Common Shares
	03/22/19	03/15/19	$0.02890	$0.07160	$0.03950	$0.14000
	06/21/19	06/14/19	0.03450	0.06600	0.03950	0.14000
	09/23/19	09/16/19	0.03450	0.06600	0.03950	0.14000
	12/20/19	12/13/19	0.03450	0.06600	0.03950	0.14000

			$0.13240	$0.26960	$0.15800	$0.56000

5.450% Series A Cumulative Preferred Shares

	03/26/19	03/19/19	$0.10322	$0.23741	—	$0.34063
	06/26/19	06/19/19	0.11693	0.22370	—	0.34063
	09/26/19	09/19/19	0.11693	0.22370	—	0.34063
	12/26/19	12/18/19	0.11693	0.22370	—	0.34063

			$0.45401	$0.90851	—	$1.36250

A Form 1099-DIV has been mailed to all shareholders of record which sets forth specific amounts to be included in your 2019 tax returns. Ordinary distributions include net investment income and realized net short term capital gains. Ordinary income is reported in box 1a of Form 1099-DIV. Capital gain distributions are reported in box 2a of Form 1099-DIV.

The long term gain distributions for the year ended December 31, 2019 were $3,663,485 or the maximum amount.

Corporate Dividends Received Deduction, Qualified Dividend Income, and U.S. Government Securities Income

In 2019, the Fund paid to common and 5.450% Series A Cumulative Preferred shareholders ordinary income dividends of $0.13240 and $0.45401 per share, respectively. For 2019, 64.12% of the ordinary dividend qualified for the dividend received deduction available to corporations, 100% of the ordinary income distribution was deemed qualified dividend income, and 10.31% of ordinary income distribution was qualified interest income and 100% of ordinary income distribution was qualified short term capital gain. The percentage of ordinary income dividends paid by the Fund during 2019 derived from U.S. Government securities was 4.16%. Such income is exempt from state and local taxes in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of its fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2019. The percentage of U.S. Government securities held as of December 31, 2019 was 8.2%.

THE GABELLI GLOBAL SMALL AND MID CAP VALUE TRUST

INCOME TAX INFORMATION (Unaudited) (Continued)

December 31, 2019

Historical Distribution Summary

	Investment Income(c)	Short Term Capital Gains(c)	Long Term Capital Gains	Return of Capital(b)	Total Distributions(a)	Adjustment to Cost Basis(d)
Common Shares
2019	$0.12170	$0.01070	$0.26960	$0.15800	$0.56000	$0.15800
2018	—	—	—	—	—	—
2017(e)	—	—	—	—	—	—
2016	0.03560	0.06970	0.01470	—	0.12000	—
5.450% Series A Cumulative Preferred Shares
2019	$0.41809	$0.03591	$0.90851	—	$1.36250	—
2018	0.44587	0.08392	0.83271	—	1.36250	—
2017	0.16835	0.73937	0.16260	$0.29218	1.36250	$0.29218
2016	0.25481	0.49866	0.10567	—	0.85914	—

(a) Total amounts may differ due to rounding.

(b) Non-Taxable.

(c) Taxable as ordinary income for Federal tax purposes.

(d) Decrease in Cost basis.

(e) On October 23, 2017, the Fund distributed Rights equivalent to $1.02 per share based upon full subscription of all issued shares.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

THE GABELLI GLOBAL SMALL AND MID CAP VALUE TRUST

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Christopher J. Marangi joined Gabelli in 2003 as a research analyst. Currently he is a Managing Director and Co-Chief Investment Officer for GAMCO Investors, Inc.’s Value team. In addition, he serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA degree with honors from Columbia Business School.

Kevin V. Dreyer joined Gabelli in 2005 as a research analyst covering companies within the consumer sector. Currently he is a Managing Director and Co-Chief Investment Officer for GAMCO Investors, Inc.’s Value team. In addition, he serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Dreyer received a BSE from the University of Pennsylvania and an MBA degree from Columbia Business School.

Jeffrey J. Jonas, CFA, joined Gabelli in 2003 as a research analyst focusing on companies across the healthcare industry. In 2006, he began serving as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Jonas was a Presidential Scholar at Boston College, where he received a BS in Finance and Management Information Systems.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “World Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “World Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGGZX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its common shares in the open market when the Fund’s shares are trading at a discount of 7.5% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GABELLI GLOBAL SMALL AND MID CAP VALUE TRUST

One Corporate Center

Rye, NY 10580-1422

t  800-GABELLI (800-422-3554)

f  914-921-5118

e  info@gabelli.com

    GABELLI.COM

TRUSTEES	OFFICERS

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Executive Chairman,

Associated Capital Group Inc.

John Birch

Partner,

The Cardinal Partners Global

Anthony S. Colavita

Attorney,

Anthony S. Colavita, P.C.

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance

Holdings Ltd.

Kevin V. Dreyer

Managing Director,

GAMCO Investors, Inc.

Frank J. Fahrenkopf, Jr.

Former President &

Chief Executive Officer,

American Gaming Association

Kuni Nakamura

President,

Advanced Polymer, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

Bruce N. Alpert

President

John C. Ball

Treasurer

Agnes Mullady

Vice President

Andrea R. Mango

Secretary & Vice President

Richard J. Walz

Chief Compliance Officer

Christopher W. Hart

Assistant Vice President & Ombudsman

INVESTMENT ADVISER

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

CUSTODIAN

State Street Bank and Trust

Company

COUNSEL

Skadden, Arps, Slate, Meagher &

Flom LLP

TRANSFER AGENT AND REGISTRAR

Computershare Trust Company, N.A.

GGZ Q4/2019

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Kuni Nakamura is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $30,750 for 2018 and $30,750 for 2019.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2018 and $0 for 2019.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,010 for 2018 and $4,150 for 2019. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2018 and $0 for 2019.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 0%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2018 and $0 for 2019.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated audit committee consisting of the following members: John Birch, Frank J. Fahrenkopf, Jr., Kuni Nakamura, and Salvatore J. Zizza.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

SECTION HH

The Voting of Proxies on Behalf of Clients

(This section pertains to all affiliated SEC registered investment advisers)

Rule 206(4)-6 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli & Company Investment Advisers, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.	Proxy Voting Committee

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

Meetings are held on an as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

In general, the Director of Proxy Voting Services, using the Proxy Guidelines, and the analysts of GAMCO Investors, Inc. (“GBL”), will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is: (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

Revised: October 23, 2019	HH-1	INTERNAL USE ONLY

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of the analysts of GBL, will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

A.	Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines and the analysts of GBL, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.	Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, a summary of any views provided by the Chief Investment Officer and any recommendations by GBL analysts. The Chief Investment Officer or the GBL analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel may provide an

Revised: October 23, 2019	HH-2	INTERNAL USE ONLY

opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of the Advisers may diverge, counsel may so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel may provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. The Advisers subscribe to Institutional Shareholder Services Inc (“ISS”) and Glass Lewis & Co., LLC (“Glass Lewis”), which supply current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues. The information provided by ISS and GL is for informational purposes only.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter may be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.	Social Issues and Other Client Guidelines

If a client has provided and the Advisers have accepted special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers may abstain with respect to those shares.

Specific to the Gabelli ESG Fund, the Proxy Voting Committee will rely on the advice of the portfolio managers of the Gabelli ESG Fund to provide voting recommendations on the securities held in the portfolio.

III.	Client Retention of Voting Rights

Revised: October 23, 2019	HH-3	INTERNAL USE ONLY

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

- Operations

- Proxy Department

- Investment professional assigned to the account

In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information.

IV.	Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share-blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depository. During the period in which the shares are held with a depository, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian. Absent a compelling reason to the contrary, the Advisers believe that the benefit to the client of exercising the vote is outweighed by the cost of voting and therefore, the Advisers will not typically vote the securities of non-U.S. issuers that require share-blocking.

In addition, voting proxies of issuers in non-U.S. markets may also give rise to a number of administrative issues or give rise to circumstances under which voting would impose a cost (real or implied) on its client which may cause the Advisers to abstain from voting such proxies. For example, the Advisers may receive the notices for shareholder meetings without adequate time to consider the proposals in the proxy or after the cut-off date for voting. Other markets require the Advisers to provide local agents with power of attorney prior to implementing their respective voting instructions on the proxy. Other markets may require disclosure of certain ownership information in excess of what is required to vote in the U.S. market. Although it is the Advisers’ policies to vote the proxies for its clients for which they have proxy voting authority, in the case of issuers in non-U.S. markets, we vote client proxies on a best efforts basis.

V.	Voting Records

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how they voted a client’s proxy upon request from the client.

The complete voting records for each registered investment company (the “Fund”) that is managed by the Advisers will be filed on Form N-PX for the twelve months ended June 30th, no later than August 31st of each year. A description of the

Revised: October 23, 2019	HH-4	INTERNAL USE ONLY

Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to Gabelli Funds, LLC at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Advisers’ proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

VI.	Voting Procedures

1. Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

●

Shareholder Vote Instruction Forms (“VIFs”) - Issued by Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge is an outside service contracted by the various institutions to issue proxy materials.

●	Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system, electronically or manually, according to security.

3. Upon receipt of instructions from the proxy committee, the votes are cast and recorded for each account.

Records have been maintained on the ProxyEdge system.

ProxyEdge records include:

Security Name and CUSIP Number

Date and Type of Meeting (Annual, Special, Contest)

Directors’ Recommendation (if any)

How the Adviser voted for the client on item

4. VIFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

5. If a proxy card or VIF is received too late to be voted in the conventional matter, every attempt is made to vote including:

●	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed or sent electronically.

Revised: October 23, 2019	HH-5	INTERNAL USE ONLY

●	In some circumstances VIFs can be faxed or sent electronically to Broadridge up until the time of the meeting.

6. In the case of a proxy contest, records are maintained for each opposing entity.

7. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

●	Banks and brokerage firms using the services at Broadridge:

Broadridge is notified that we wish to vote in person. Broadridge issues individual legal proxies and sends them back via email or overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

●	Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b) The legal proxies are given to the person attending the meeting along with the limited power of attorney.

Revised: October 23, 2019	HH-6	INTERNAL USE ONLY

Appendix A

Proxy Guidelines

PROXY VOTING GUIDELINES

General Policy Statement

It is the policy of GAMCO Investors, Inc, and its affiliated advisers (collectively “the Advisers”) to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

Board of Directors

We do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

●	Historical responsiveness to shareholders

This may include such areas as:

-Paying greenmail

-Failure to adopt shareholder resolutions receiving a majority of shareholder votes

●	Qualifications
●	Nominating committee in place
●	Number of outside directors on the board
●	Attendance at meetings
●	Overall performance

Selection of Auditors

Revised: October 23, 2019	HH-7	INTERNAL USE ONLY

In general, we support the Board of Directors’ recommendation for auditors.

Blank Check Preferred Stock

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

Classified Board

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

Increase Authorized Common Stock

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

●	Future use of additional shares

-Stock split

-Stock option or other executive compensation plan

-Finance growth of company/strengthen balance sheet

-Aid in restructuring

-Improve credit rating

-Implement a poison pill or other takeover defense

●	Amount of stock currently authorized but not yet issued or reserved for stock option plans

Revised: October 23, 2019	HH-8	INTERNAL USE ONLY

●	Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

Confidential Ballot

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

Cumulative Voting

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

Director Liability and Indemnification

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

Revised: October 23, 2019	HH-9	INTERNAL USE ONLY

Equal Access to the Proxy

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

Fair Price Provisions

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Anti-Greenmail Proposals

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

Revised: October 23, 2019	HH-10	INTERNAL USE ONLY

Limit Shareholders’ Rights to Call Special Meetings

We support the right of shareholders to call a special meeting.

Reviewed on a case-by-case basis.

Consideration of Nonfinancial Effects of a Merger

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

Mergers, Buyouts, Spin-Offs, Restructurings

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

Military Issues

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Northern Ireland

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

Revised: October 23, 2019	HH-11	INTERNAL USE ONLY

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Opt Out of State Anti-Takeover Law

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

●	State of Incorporation
●	Management history of responsiveness to shareholders
●	Other mitigating factors

Poison Pill

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

Reincorporation

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

Stock Incentive Plans

Director and Employee Stock incentive plans are an excellent way to attract, hold and motivate directors and employees. However, each incentive plan must be evaluated on its own merits, taking into consideration the following:

●	Dilution of voting power or earnings per share by more than 10%.
●	Kind of stock to be awarded, to whom, when and how much.
●	Method of payment.
●	Amount of stock already authorized but not yet issued under existing stock plans.
●	The successful steps taken by management to maximize shareholder value.

Revised: October 23, 2019	HH-12	INTERNAL USE ONLY

Supermajority Vote Requirements

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.

Reviewed on a case-by-case basis.

Limit Shareholders Right to Act by Written Consent

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

“Say-on-Pay” / “Say-When-on-Pay” / “Say-on-Golden-Parachutes”

Required under the Dodd-Frank Act; these proposals are non-binding advisory votes on executive compensation. We will generally vote with the Board of Directors’ recommendation(s) on advisory votes on executive compensation (“Say-on-Pay”), advisory votes on the frequency of voting on executive compensation (“Say-When-on-Pay”) and advisory votes relating to extraordinary transaction executive compensation (“Say-on-Golden-Parachutes”). In those instances when we believe that it is in our clients’ best interest, we may abstain or vote against executive compensation and/or the frequency of votes on executive compensation and/or extraordinary transaction executive compensation advisory votes.

Proxy Access

Proxy access is a tool used to attempt to promote board accountability by requiring that a company’s proxy materials contain not only the names of management nominees, but also any candidates nominated by long-term shareholders holding at least a certain stake in the company. We will review proposals regarding proxy access on a case-by-case basis taking into account the provisions of the proposal, the company’s current governance structure, the successful steps taken by management to maximize shareholder value, as well as other applicable factors.

Revised: October 23, 2019	HH-13	INTERNAL USE ONLY

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGERS

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer – Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of the Board of Directors of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School, and Honorary Doctorates from Fordham University and Roger Williams University.

Kevin V. Dreyer joined Gabelli in 2005 as a research analyst covering companies within the consumer sector. He currently serves as Co-Chief Investment Officer of GAMCO Investors, Inc.’s Value team and a portfolio manager of Gabelli Funds, LLC. He manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Dreyer received a BSE from the University of Pennsylvania and an MBA from Columbia Business School.

Jeffrey J. Jonas, CFA, joined Gabelli in 2003 as a research analyst focusing on companies across the healthcare industry. In 2006, he began serving as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Jonas was a Presidential Scholar at Boston College, where he received a BS in Finance and Management Information Systems.

Christopher J. Marangi joined Gabelli in 2003 as a research analyst. He currently serves as Co-Chief Investment Officer of GAMCO Investors, Inc.’s Value team and a portfolio manager of Gabelli Funds, LLC. He manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA with honors from Columbia Business School.

MANAGEMENT OF OTHER ACCOUNTS

The table below shows the number of other accounts managed by the portfolio managers and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts as of December 31, 2019. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based_on Performance
Mario J. Gabelli	Registered Investment Companies:	24	$ 19.6 billion	5	$ 5.6 billion
	Other Pooled Investment Vehicles:	11	$ 1.1 billion	8	$ 904.3 million
	Other Accounts:	985	$ 8.1 billion	1	$ 238.5 million

Kevin V. Dreyer	Registered Investment Companies:	5	$ 6.9 billion	2	$ 4.6 billion
	Other Pooled Investment Vehicles:	1	$ 56.3 million	0	$0
	Other Accounts:	295	$ 1.8 billion	0	$0

Christopher J. Marangi	Registered Investment Companies:	7	$ 7.6 billion	3	$ 4.9 billion
	Other Pooled Investment Vehicles:	1	$ 56.3 million	0	$0
	Other Accounts:	301	$ 1.6 billion	0	$0

Jeffrey J. Jonas, CFA	Registered Investment Companies:	3	$ 4.9 billion	1	$ 2.7 billion
	Other Pooled Investment Vehicles:	1	$ 5.9 million	1	$ 5.9 million
	Other Accounts:	77	$ 144.8 million	0	$0

POTENTIAL CONFLICTS OF INTEREST

As reflected above, the Portfolio Managers manage accounts in addition to the Trust. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. As indicated above, the Portfolio Managers manage multiple accounts. As a result, they will not be able to devote all of their time to the management of the Trust. The Portfolio Managers, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he/she were to devote all of their attention to the management of only the Trust.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. As indicated above, the Portfolio Managers manage managed accounts with investment strategies and/or policies that are similar to the Fund. In these cases, if the Portfolio Manager identifies an investment opportunity that may be suitable for multiple accounts, a fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser, and their affiliates. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

SELECTION OF BROKER/DEALERS. Because of Mr. Gabelli’s indirect majority ownership interest in G.research, LLC, he may have an incentive to use G.research to execute portfolio transactions for a Fund.

PURSUIT OF DIFFERING STRATEGIES. At times, the Portfolio Managers may determine that an investment opportunity may be appropriate for only some of the accounts for which he/she exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the Portfolio Manager differs among the accounts that he/she manages. If the structure of the Adviser’s management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Manager may be motivated to favor certain accounts over others. The Portfolio Manager also may be motivated to favor accounts in which they have an investment interest, or in which the Adviser, or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if the Portfolio Manager manages accounts which have performance fee arrangements, certain portions of their compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.

The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR MARIO J. GABELLI

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Trust. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to this Trust. Four closed-end registered investment companies managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other closed-end registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options.

COMPENSATION STRUCTURE FOR THE PORTFOLIO MANAGERS OTHER THAN MR. GABELLI

The compensation for the Portfolio Managers other than Mr. Gabelli for the Trust is structured to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The Portfolio Managers other than Mr. Gabelli receive a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of restricted stock, and incentive based variable compensation based on a percentage of net revenue received by the Adviser for managing the Trust to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than the Portfolio Managers’ compensation) allocable to the Trust (the incentive-based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity-based incentive and incentive-based variable compensation is based on an evaluation by the Adviser’s parent, GBL, of quantitative and qualitative performance evaluation criteria. This evaluation takes into account, in a broad sense, the performance of the accounts managed by the Portfolio Managers, but the level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. Generally, greater consideration is given to the performance of larger accounts and to longer term performance over smaller accounts and short-term performance.

OWNERSHIP OF SHARES IN THE FUND

Mario J. Gabelli, Kevin V. Dreyer, Jeffrey J. Jonas, and Christopher J. Marangi owned over $1 million, $10,001- $50,000, $10,001- $50,000, and $10,001- $50,000, respectively, of shares of the Trust as of December 31, 2019.

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 07/01/2019 through 07/31/2019	Common – 5,848 Preferred Series A – N/A	Common – $11.5837 Preferred Series A – N/A	Common – 5,848 Preferred Series A – N/A	Common – 9,513,091 - 5,848 = 9,507,243 Preferred Series A – 1,200,000
Month #2 08/01/2019 through 08/31/2019	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 9,507,243 Preferred Series A – 1,200,000
Month #3 09/01/2019 through 09/30/2019	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 9,507,243 Preferred Series A – 1,200,000
Month #4 10/01/2019 through 10/31/2019	Common – 6,033 Preferred Series A – N/A	Common – $10.77 Preferred Series A – N/A	Common – 6,033 Preferred Series A – N/A	Common – 9,507,243 - 6,033 = 9,501,210 Preferred Series A – 1,200,000
Month #5 11/01/2019 through 11/30/2019	Common – 6,300 Preferred Series A – N/A	Common – $11.36 Preferred Series A – N/A	Common – 6,300 Preferred Series A – N/A	Common – 9,501,210 - 6,300 = 9,494,910 Preferred Series A – 1,200,000
Month #6 12/01/2019 through 12/31/2019	Common – 36,033 Preferred Series A – N/A	Common – $10.32 Preferred Series A – N/A	Common – 36,033 Preferred Series A – N/A	Common – 9,494,910 - 36,033 = 9,458,877 Preferred Series A – 1,200,000

Total	Common – 54,214 Preferred Series A – N/A	Common – $11.51 Preferred Series A – N/A	Common – 54,214 Preferred Series A – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.

The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs semiannually in the Fund’s shareholder reports in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.

The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 7.5% or more from the net asset value of the shares. Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.
d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)

If the registrant is a closed-end management investment company, provide the following dollar amounts of income and fees/compensation related to the securities lending activities of the registrant during its most recent fiscal year:

(1) Gross income from securities lending activities; $0

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (“revenue split”); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees; $0

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); $0 and

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)). $0

(b)	If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrant’s most recent fiscal year. N/A

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Gabelli Global Small and Mid Cap Value Trust

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date March 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date March 6, 2020

By (Signature and Title)* /s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date March 6, 2020

* Print the name and title of each signing officer under his or her signature.